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                                                                    EXHIBIT 99.2

ARTICLE 8-11 COMMITTEES


F.       GENERAL FOR ALL COMMITTEES

1. ALL COMMITTEES WILL KEEP RECORDS OF THEIR MEETINGS. A COPY OF THESE WILL BE SENT TO ALL OF THE MEMBERS OF THE BOARD OF DIRECTORS THROUGH THE SECRETARY OF THE BOARD OF DIRECTORS.

2. THE PRESIDENT OF EACH COMMITTEE MAY ORGANIZE EXTRAORDINARY MEETINGS, ACCORDING TO THE PARTICULAR CIRCUMSTANCE. THE PRESIDENT OF EACH COMMITTEE WILL NOTIFY IN WRITING WITH NO LESS THAN FIVE (5) DAYS BEFORE THE ORDINARY MEETINGS.

3. THE PRESIDENT OF THE BOARD OF DIRECTORS MAY, FROM TIME TO TIME, REQUEST THE ADVICE OF ANY OF THE COMMITTEES OF THE BOARD, AS NEEDED.

4. THE PRESIDENT OF THE CORPORATION WILL BE A MEMBER OF EVERY COMMITTEE, EXCEPT THE AUDIT COMMITTEE.


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